UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2019 (December 19, 2019)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Summit Wireless Technologies, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on December 19, 2019. Set forth below are the two proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on November 19, 2019.

As of the close of business on November 12, 2019, the record date for the Annual Meeting, there were 24,720,247 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and 250,000 shares of the Company’s Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued, outstanding and entitled to vote. Stockholders holding 15,556,218 shares of Common Stock and 250,000 shares of Series A Preferred Stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – The eight nominees named in the Proxy Statement were elected to serve as directors until the Company’s 2020 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. The final voting results with respect to the election of each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Brett Moyer	12,164,450	11,676	3,630,092
Jonathan Gazdak	12,164,499	11,627	3,630,092
Dr. Jeffrey M. Gilbert	12,161,833	14,293	3,630,092
Helge Kristensen	12,164,252	11,874	3,630,092
Sam Runco	12,161,949	14,177	3,630,092
Brian Herr	7,476,054	4,700,072	3,630,092
Michael Howse	12,113,295	62,831	3,630,092
Lisa Cummins Dulchinos	12,164,305	11,821	3,630,092

Proposal 2 – The appointment of BPM LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was ratified by a majority of the shares present and voting on the matter at the Annual Meeting, in person or represented by proxy. The final voting results are as follows:

For	Against	Abstain
15,755,508	47,192	3,518

There were no broker non-votes for the second proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2019	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer